OTHER (EXPENSES) / INCOME - NET	12 Months Ended
Dec. 31, 2011
OTHER (EXPENSES) / INCOME - NET
OTHER (EXPENSES) / INCOME - NET

13          OTHER (EXPENSES) / INCOME, NET

Other (expenses) / income consisted of the following (in RMB thousands):

	Years Ended December 31,
	2009	2010	2011

Refund from depositary in connection with the establishment and maintenance of the ADR program	—	—	4,418
Penalty	(174)	(213)	(1,262)
Others	(21)	(254)	(559)
	(195)	(467)	2,597